EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF GREEN CARBON TECHNOLOGIES CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Green Carbon Technologies Corp. for the quarter ended December 31, 2010, the undersigned, David Rendina, President and Chief Executive Officer of Green Carbon Technologies Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of Green Carbon Technologies Corp.

Date:  February 14, 2011

/s/ David Rendina
David Rendina
President and Chief Executive Officer,
principal financial officer and principal accounting officer